UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

Washington Banking Company

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(I.R.S. Employer Identification Number)

450 SW Bayshore Drive

Oak Harbor, WA 98277

(Address of principal executive offices) (Zip Code)

(360) 679-3121

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2009, the shareholders of Washington Banking Company (the “Company”) approved an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of authorized shares of the Company’s common stock to 35,000,000. The amendment was filed with the Secretary of State of the State of Washington on November 12, 2009.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 3.1—Articles of Amendment to Amendment and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY

Dated: November 18, 2009	By:	/s/ RICHARD SHIELDS
Richard A. Shields
EVP and Chief Financial Officer